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                                                                 EXHIBIT (r)(1)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AIG LIFE INSURANCE COMPANY serves as Depositor and NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA. serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

    Registrant Name                   File No.
    ---------------                   -------------------------------------
    Variable Account I                333-102139 / 811-05301
                                      333-49128 / 811-05301
                                      333-117376 / 811-05301
                                      333-108725 / 811-05301
                                      333-105763 / 811-05301
                                      333-36260 / 811-05301

    Variable Account II               333-34199 / 811-04867

MERTON BERNARD AIDINOFF         Director                       October 21, 2005
------------------------------
MERTON BERNARD AIDINOFF

STEVEN JAY BENSINGER            Director                       October 21, 2005
------------------------------
STEVEN JAY BENSINGER

CHARLES H. DANGELO              Director                       October 21, 2005
------------------------------
CHARLES H. DANGELO

DAVID LAWRENCE HERZOG           Director                       October 21, 2005
------------------------------
DAVID LAWRENCE HERZOG

JOHN W. KEOGH                   Director, President and        October 21, 2005
------------------------------  Chief Executive Officer
JOHN W. KEOGH

ROBERT EDWARD LEWIS             Director                       October 21, 2005
------------------------------
ROBERT EDWARD LEWIS

KRISTIAN PHILIP MOOR            Director and Chairman          October 21, 2005
------------------------------
KRISTIAN PHILIP MOOR

WIN JAY NEUGER                  Director                       October 21, 2005
------------------------------
WIN JAY NEUGER

ERNEST THEODORE PATRIKIS        Director                       October 21, 2005
------------------------------
ERNEST THEODORE PATRIKIS

ROBERT MICHAEL SANDLER          Director                       October 21, 2005
------------------------------
ROBERT MICHAEL SANDLER

ROBERT S. SCHIMEK               Director, Senior Vice          October 21, 2005
------------------------------  President
ROBERT S. SCHIMEK

NICHOLAS SHAW TYLER             Director                       October 21, 2005
------------------------------
NICHOLAS SHAW TYLER

NICHOLAS CHARLES WALSH          Director                       October 21, 2005
------------------------------
NICHOLAS CHARLES WALSH